Exhibit 99.2

BlueLinx Quarterly Review 4th Quarter 2012

BlueLinx Holdings Inc.

Forward-Looking Statement Safe Harbor - This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of February 13, 2013. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to February 13, 2013.

Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

Slide 2

Opening Remarks George Judd Chief Executive Officer Slide 3

Executive Summary

Industry and Market Conditions

End use markets improving:

– The credibility of the recovery in residential construction has increased

– Continued favorable trends in housing fundamentals experienced through the fourth quarter; December SAAR housing starts at 954k represents fastest pace in over 4 yearsImproved demand for our products and services compared to the year-ago quarterStructural wood price increases compared to the year-ago quarter

Quarterly Financials

Revenue Growth: Revenue up $49.2 million or 12.6% to $440.3 million

Total gross margin 11.8% vs. 12.3% in 4Q ’11 as lower margin structural Pricing Discipline: product sales increased from 41% of revenue to 44%, therefore representing a larger mix of total gross margin Excluding significant special items, operating expense increased

Effective Cost approximately 4.6% compared to the year-ago quarter while unit volume

Management: through the warehouse distribution channel increased approximately 6.5%.

Full Year Financials

Revenue Growth: Revenue up $152.4 million or 8.7% to $1.91 billion

Record GM%: Total gross margin 12.1% vs.12.0% in 2011

Excluding significant special items, operating expense increased

Effective Cost approximately 1.7% compared to 2011 while unit volume through the

Management: warehouse distribution channel increased approximately 9.8%.

Significant Improvement $12.2 million improvement in adjusted net loss compared to 2011 in Adjusted Net Loss

Slide 4

# Improving Results

## Year-Over-Year Changes in Revenue and Adjusted Net Loss

BlueLinx



Improvement Towards Positive Net Earnings
($ millions)
$12.2
$5.6
$3.0
$158.3
$152.4
$(49.0)
$(12.7)
$(16.3)
$(1,154.2)
$(1,133.6)
2008
2009
2010
2011
2012
YoY change in Revenue
YoY change in Adjusted Net Loss

| in millions | Twelve Months Ended | | | | | |
|---|---|---|---|---|---|---|
| | December 29, 2007 | January 3, 2009 | January 2, 2010 | January 1, 2011 | December 31, 2011 | December 29, 2012 |
| | (unaudited) | (unaudited) | (unaudited) | (unaudited) | (unaudited) | (unaudited) |
| **Total Revenue** | $ 3,933.9 | $ 2,779.7 | $ 1,646.1 | $ 1,804.4 | $ 1,755.4 | $ 1,907.8 |
| Pretax loss | $ (45.0) | $ (48.1) | $ (56.9) | $ (53.8) | $ (37.6) | $ (22.6) |
| Gain from sale of certain properties | (1.7) | (1.9) | (10.4) | - | (10.6) | (9.9) |
| Facility consolidations & severance related costs | 16.9 | 9.7 | 2.2 | 1.1 | 1.4 | - |
| Gain on early cancellation of Master Supply Agreement w/G-P | - | - | (17.8) | - | - | - |
| SKU Rationalization | 10.0 | - | - | - | - | - |
| All other | - | 2.5 | - | (2.2) | (3.4) | (0.5) |
| Adjusted pretax loss before the effect of special interest items | (19.8) | (37.9) | (82.9) | (54.9) | (50.2) | (33.0) |
| Write-off of debt issuance costs | - | - | 1.4 | 0.2 | - | - |
| Changes associated with the ineffective interest rate swap | - | - | 6.3 | (4.6) | (1.7) | - |
| Adjusted pretax loss | (19.8) | (37.9) | (75.2) | (59.3) | (51.9) | (33.0) |
| Adjusted benefit from income taxes | (7.3) | (12.7) | (33.8) | (23.5) | (19.1) | (12.4) |
| **Adjusted net loss** | $ (12.4) | $ (25.1) | $ (41.4) | $ (35.8) | $ (32.8) | $ (20.6) |

Slide 5

Quarterly Review Doug Goforth Chief Financial Officer and Treasurer Slide 6

Quarterly Revenue

Specialty Structural Other Specialty Structural

Revenues % by Product

($ in millions)

YOY $49.2 56% or 12.6%

59%

$517.0 $496.8 $453.7 $440.3 $391.1 215.7

211.4 41% 182.9 196.1 164.9

307.9 288.9 44% 236.4 268.1 249.1

4Q '11 1Q '12 2Q '12 3Q '12 4Q '12 4Q ‘11 4Q ‘12

Variance Analysis Vs. Year Ago $49.2 Revenue up 12.6%

Specialty sales up 5.4% $37.4 Price/Other

Structural sales up 18.9%

$13.1 Specialty Unit Volume 5.4%

Specialty product sales = 56% of total

($1.3) sales

Structural Unit Volume (0.8%)

Slide 7

2012 Full Year Results

Revenues Operating Expenses

($ in millions) ($ in millions)

YOY $152.4 $1,907.8 FY ‘11 FY ‘12 Variance or 8.7% Reported Operating Expenses $218.4 $224.6 $6.2 Significant Special Items:

$1,755.4

Gain on insurance settlement $1.4 $0.5 $0.9

Gain on real estate $10.6 $9.9 $0.7

Other $0.6 - $0.6

FY '11 FY '12

Total Significant Special Items $12.6 $10.4 $2.2

Adjusted Operating Expenses $231.0 $235.0 $4.0

Gross Margin % Net Loss

($ in million)

12.0% 12.1%

($23.0)

YOY $15.6 ($38.6) or 40.3%

FY '11 FY '12 FY '11 FY '12

$152.4 million increase in revenue resulted in a $15.6 million improvement towards positive net earnings

Slide 8

2012 Adjusted EBITDA Improvement

Operating EBITDA

(millions)

$14.5 MILLION

 $3.7

 YOY $14.5

IMPROVEMENT in Full Year EBITDA

14.1

1.8 after adjusting for special items

(10.4) (12.6)

 $(10.8)

EBITDA Adjustments

2011 2012 Variance EBITDA $1.8 $14.1 $12.3

Significant Special Items:

Gain on insurance settlement $(1.4) $(0.5) $0.9 Gain on real estate $(10.6) $(9.9) $0.7 Other $(0.6) - $0.6

Total Operating EBITDA $(10.8) $3.7 $14.5

Slide 9

Cash Flows

Unaudited

(in million’s)

Q411 Q112 Q212 Q312 Q412 2012 2011

Cash flows from operating activities:

Net loss $ (10.3) $ (11.0) $ (3.7) $ 3.1 $ (11.4) $ (23.0) $ (38.6)

Adjustments to reconcile net loss to net cash provided by (used in) operations:

 Depreciation and amortization 2.4 2.3 2.2 2.1 2.0 8.6 10.6 Amortization of debt issuance costs 0.9 0.9 0.9 0.9 0.9 3.7 2.9 Gain from sale of properties (3.7) (0.6) - (9.2) (0.2) (9.9) (10.6) Gain from property insurance settlement - - (0.5) - - (0.5) (1.2) Changes associated with the ineffective interest rate swap 0.1 - - - - - (1.7) Vacant property charges, net (0.3) - (0.1) - - - (0.3) Gain on modification of lease agreement - - - - - - (2.0) Payments on modification of lease agreement - (5.0) - (0.9) - (5.9) - Deferred income tax provision 0.3 - - - - - - Share-based compensation 0.4 0.7 0.7 0.7 0.7 2.8 2.0

 Decrease (increase) in restricted cash related to the ineffective interest rate swap, insurance, and other 0.5 (0.3) 1.0 (0.8) 0.8 0.7 1.0

 Changes in assets and liabilities:

 Receivables 45.9 (59.1) (4.2) 10.4 34.3 (18.6) (19.7) Inventories 18.2 (65.0) 14.9 15.4 (9.8) (44.5) 2.7 Accounts payable (20.7) 46.7 (36.7) 2.7 (3.7) 9.1 6.0 Changes in other working capital (1.7) 0.6 (5.0) 7.2 (1.1) 1.7 (0.4) Other 1.2 1.2 8.7 (8.3) (0.1) 1.6 (1.0) Net cash provided by (used in) operating activities 33.3 (88.5) (21.6) 23.4 12.4 (74.3) (50.3)

Cash flows from investing activities:

Property and equipment investments (0.6) (1.3) (0.9) (0.4) (0.3) (2.8) (6.5) Proceeds from disposition of assets 9.4 1.4 0.5 16.6 0.6 19.2 18.4 Net cash provided by (used in) investing activities 8.8 0.2 (0.4) 16.3 0.3 16.4 11.8

Cash flows from financing activities:

Repurchase of shares to satisfy employee tax withholdings - (0.4) - - (0.1) (0.5) -Repayments on revolving credit facilities (129.8) (80.1) (121.3) (144.3) (127.7) (473.3) (478.6) Borrowings from revolving credit facilities 105.8 163.3 150.4 122.7 113.9 550.3 475.9 Principal payments on mortgage (3.7) (7.1) (0.6) (0.6) (28.9) (37.3) (42.4) Payments on capital lease obligations (0.2) (0.2) (0.2) (0.2) (1.7) (2.3) (1.4) (Decrease) increase in bank overdrafts (8.0) 12.6 (4.3) 1.2 3.5 13.0 (0.7) (Increase) decrease in restricted cash related to the mortgage (7.1) 2.7 (2.7) (15.5) 25.5 10.0 20.6 Debt financing costs (0.1) (1.4) - (0.3) - (1.7) (2.7) Proceeds from stock offering less expenses paid (0.1) - - - - - 58.5 Net cash (used in) provided by financing activities (43.1) 89.3 21.3 (37.0) (15.4) 58.2 29.1

(Decrease) increase in cash (1.0) 1.0 (0.7) 2.7 (2.7) 0.3 (9.4) Cash balance, beginning of period 5.9 4.9 5.9 5.2 7.9 4.9 14.3 Cash balance, end of period $ 4.9 $ 5.9 $ 5.2 $ 7.9 $ 5.2 $ 5.2 $ 4.9

BXC generated $12.4 million in operating cash flow for the quarter Slide 10

# Debt

BlueLinx

**Debt $ in millions**

| | April 2, 2011 | July 2, 2011 | October 1, 2011 | December 31, 2011 | March 31, 2012 | June 30, 2012 | September 29, 2012 | December 29, 2012 |
|---|---|---|---|---|---|---|---|---|
| Revolving Credit Facilities | $ 140.4 | $ 188.9 | $ 118.5 | $ 94.5 | $ 177.7 | $ 206.7 | $ 185.2 | $ 171.4 |
| Mortgage | 285.7 | 285.7 | 246.9 | 243.2 | 236.1 | 235.5 | 234.9 | 206.0 |
| TOTAL DEBT | $ 426.1 | $ 474.6 | $ 365.4 | $ 337.7 | $ 413.8 | $ 442.2 | $ 420.1 | $ 377.4 |
| Less:Cash and Cash Equivalents | (6.2) | (6.1) | (5.9) | (4.9) | (5.9) | (5.2) | (7.9) | (5.2) |
| Mortgage LCR Trap | (36.8) | (38.3) | (2.8) | (10.0) | (7.3) | (10.0) | (25.6) | - |
| Net Debt | $ 383.1 | $ 430.2 | $ 356.7 | $ 322.8 | $ 400.6 | $ 427.0 | $ 386.6 | $ 372.2 |
| Excess Availability | $ 118.7 | $ 94.0 | $ 150.8 | $ 118.3 | $ 121.9 | $ 105.4 | $ 112.1 | $ 88.0 |
| Minimum Required | $ 40.0 | $ 41.9 | $ 39.3 | $ 31.1 | $ 43.7 | $ 45.6 | $ 43.2 | $ 38.2 |

**U.S. Revolver**

- $86.0 million excess availability as of December 29, 2012
- LIBOR plus 3.75% as of December 29, 2012
- $400 million facility with additional $100 million uncommitted accordion facility
  - Matures January 7, 2014
  - Secured by Accounts Receivable and Inventory of Operating Company
  - No financial performance covenants provided Excess Availability is more than the greater of (A) $30 million or (B) the amount equal to 15% of the lesser of the borrowing base or $60 million. The borrowing base as of December 29, 2012 was $254.8 million.

**Canadian Revolver**

- $2.0 million excess availability as of December 29, 2012
- LIBOR or Bankers' Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00%
- $10 million facility with additional $5 million uncommitted accordion facility
  - Matures August 2014

**Mortgage (10 Year Term @ 6.35%)**

- Matures July 2016
- Remaining real estate under the 2006 mortgage appraised at approximately $340 million in June 2006 with a book value of $92.9 million as of December 29, 2012.
- LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters
- During 3Q 2012 we sold our facility in Newark, CA; the cash received from the sale is reflected in the cash trap at September 29, 2012; On October 1, 2012 $12.8mm of cash from the sale and $11.8mm of cash accumulated in the cash trap was used to pay down the mortgage principal.
- Principal
  - 2013 $8.9 million; 2014 $2.6 million; 2015 $2.7 million; 2016 $191.8 million

Slide 11

Cash Cycle

Cash Cycle Days

(in days)

100 57 59 59 58 56

80

37 36 34 A/R

34 36

60

40

INV

48 49 49 49 49

20

0

(26) (28) (27) (26) (25)

-20 A/P & OD's

-40

4Q '11 1Q '12 2Q '12 3Q '12 4Q '12

TTM Cash Cycle days at 58, down 1 day sequentially and up 2 days compared to the prior year quarter

Cash cycle days equal accounts receivable days + inventory days – accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days. Slide 12

George Judd Chief Executive Officer Slide 13

Closing Remarks

2013 focus:

– Revenue growth

– Operating discipline

– Customer care

Long term strategic objectives:

– Profitably grow specialty revenues to 60+% of total sales

– Profitably manage structural products

– Profitably outgrow the market over the long term

Slide 14

Appendix

TOPIC PAGE

Profit and Loss Statement by Quarter 16 Revenues by Quarter 17 Channel Mix Analysis 18 Unit Volume by Quarter 19 Gross Margin by Quarter 20 Operating Expense by Quarter 21 Structural Product Price Trends 22 End Use Market Estimate 23 Reconciliation of GAAP Debt to Non-GAAP Net Debt 24 Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA 25

Slide 15

# Profit & Loss Statement by Quarter

BlueLinx

**Profit & Loss Statement $ in millions [1], except per share amounts**

| | 2011 | | | | 2012 | | | | 2010 | 2011 | 2012 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | | | |
| **Sales** | $ 390.6 | $ 500.8 | $ 472.9 | $ 391.1 | $ 453.7 | $ 517.0 | $ 496.8 | $ 440.3 | $ 1,804.4 | $ 1,755.4 | $ 1,907.8 |
| Cost of Goods Sold | 344.3 | 443.2 | 414.6 | 343.2 | 399.5 | 453.8 | 436.3 | 388.2 | 1,593.7 | 1,545.3 | 1,677.8 |
| **Gross Profit** | 46.3 | 57.6 | 58.3 | 47.9 | 54.2 | 63.2 | 60.5 | 52.1 | 210.7 | 210.1 | 230.0 |
| *Gross Margin %* | *11.8%* | *11.5%* | *12.3%* | *12.3%* | *12.0%* | *12.2%* | *12.2%* | *11.8%* | *11.7%* | *12.0%* | *12.1%* |
| **Operating Expenses** | | | | | | | | | | | |
| SG&A | 48.5 | 56.8 | 54.5 | 48.1 | 56.1 | 57.1 | 48.1 | 54.7 | 221.2 | 207.8 | 216.0 |
| D&A | 2.9 | 2.6 | 2.6 | 2.4 | 2.2 | 2.2 | 2.1 | 2.0 | 13.4 | 10.6 | 8.5 |
| **Total Operating Expenses** | 51.4 | 59.4 | 57.1 | 50.5 | 58.3 | 59.3 | 50.2 | 56.7 | 234.6 | 218.4 | 224.5 |
| **Operating Income** | (5.1) | (1.8) | 1.2 | (2.6) | (4.1) | 3.9 | 10.3 | (4.6) | (23.9) | (8.3) | 5.5 |
| Interest Expense | 9.1 | 7.7 | 7.0 | 6.8 | 6.8 | 7.3 | 7.3 | 6.7 | 33.7 | 30.6 | 28.1 |
| Changes associated with the ineffective interest rate swap | (1.8) | - | - | - | - | - | - | - | (4.6) | (1.8) | - |
| Write-off of debt issue costs | - | - | - | - | - | - | - | - | 0.2 | - | - |
| Other Expense/(Income) | - | 0.1 | 0.3 | 0.1 | (0.1) | 0.1 | - | - | 0.6 | 0.5 | - |
| **Income before Tax** | (12.4) | (9.6) | (6.1) | (9.5) | (10.8) | (3.5) | 3.0 | (11.3) | (53.8) | (37.6) | (22.6) |
| Tax Expense/(Benefit) | (0.1) | 0.2 | 0.1 | 0.8 | 0.2 | 0.2 | (0.1) | 0.1 | (0.6) | 1.0 | 0.4 |
| **Net Income/(Loss)** | $ (12.3) | $ (9.8) | $ (6.2) | $ (10.3) | $ (11.0) | $ (3.7) | $ 3.1 | $ (11.4) | $ (53.2) | $ (38.6) | $ (23.0) |
| **Diluted EPS [2]** | $ (0.40) | $ (0.31) | $ (0.12) | $ (0.17) | $ (0.18) | $ (0.06) | $ 0.05 | $ (0.19) | $ (1.73) | $ (0.89) | $ (0.38) |

[1] *Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.*
[2] *Approximately 28.6 million additional shares were issued in the third quarter of 2011 as part of a rights offering.*

Slide 16

Revenues by Quarter

Sales $ in millions

2011 2012 2010 2011 2012 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Specialty $ 230.7 $ 309.9 $ 291.1 $ 236.4 $ 268.1 $ 307.9 $ 288.9 $ 249.1 $ 985.4 $ 1,068.2 $ 1,114.0 Structural 160.8 192.6 186.6 164.9 182.9 215.7 211.4 196.1 834.8 704.9 806.1 Other (1) (0.9) (1.7) (4.8) (10.2) 2.7 (6.6) (3.5) (4.8) (15.8) (17.7) (12.3) Total $ 390.6 $ 500.8 $ 472.9 $ 391.1 $ 453.7 $ 517.0 $ 496.8 $ 440.3 $ 1,804.4 $ 1,755.4 $ 1,907.8

Structural Unit Sales

Structural

Plywood (MSF 3/8”) 186,735 215,291 205,483 175,813 180,732 182,641 160,314 151,233 884,932 783,322 674,920 OSB (MSF 3/8”) 90,976 101,222 93,619 86,563 88,643 93,130 86,557 81,631 541,507 372,380 349,961 Lumber (MBF) 136,642 177,062 174,041 158,364 173,352 182,529 181,011 175,430 766,872 646,109 712,322

(1) Includes cash discounts, service revenue, Canadian conversion, and accruals.

Slide 17

Revenue Channel Mix Analysis

4Q12 Variance from Year 4Q11 1Q12 2Q12 3Q12 4Q12 Ago Qtr Structural Products

Warehouse 70.5% 71.9% 71.8% 73.2% 73.1% 2.6% Direct 19.2% 18.6% 17.1% 17.6% 18.4% (0.8%) Reload 10.3% 9.5% 11.1% 9.2% 8.5% (1.8%)

Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

Specialty Products

Warehouse 69.6% 67.8% 68.8% 70.7% 71.7% 2.1% Direct 20.2% 23.5% 21.9% 20.8% 20.7% 0.5% Reload 10.2% 8.7% 9.3% 8.5% 7.6% (2.6%)

Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

Total Products

Warehouse 70.0% 69.4% 70.0% 71.8% 72.3% 2.3% Direct 19.8% 21.5% 19.9% 19.5% 19.7% (0.1%) Reload 10.2% 9.1% 10.1% 8.7% 8.0% (2.2%)

Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

Slide 18

Unit Volume by Quarter

Unit Volume Change

2011 2012 2010 2011 2012 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Specialty (0.2%) 10.7% 11.4% 6.6% 12.4% (2.3%) (1.0%) 5.4% 5.7% 7.4% 2.9% Structural (25.2%) (18.8%) (14.0%) 2.8% 9.4% 0.4% (3.3%) (0.8%) (2.5%) (15.1%) 1.4% Total (11.8%) (3.5%) 0.1% 5.0% 11.2% (1.3%) (1.9%) 2.9% 2.2% (2.8%) 2.3%

Slide 19

Gross Margin by Quarter

Gross Margin $ in millions

2011 2012 2010 2011 2012 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Specialty (1) $ 28.1 $ 38.9 $ 38.9 $ 31.5 $ 33.7 $ 41.1 $ 38.1 $ 33.0 $ 129.2 $ 137.3 $ 145.9 Structural (1) 16.8 15.6 17.8 14.6 18.0 20.4 21.0 17.5 73.5 64.8 76.9 Other (2) 1.5 3.1 1.6 1.9 2.5 1.7 1.4 1.6 8.0 8.1 7.2 Total $ 46.3 $ 57.6 $ 58.3 $ 48.0 $ 54.2 $ 63.2 $ 60.5 $ 52.1 $ 210.7 $ 210.2 $ 230.0

Gross Margin %'s

Specialty (1) 12.2% 12.6% 13.3% 13.3% 12.6% 13.3% 13.2% 13.3% 13.1% 12.9% 13.1% Structural (1) 10.4% 8.1% 9.6% 8.9% 9.9% 9.5% 9.9% 8.9% 8.8% 9.2% 9.5% Other (2) n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Total 11.8% 11.5% 12.3% 12.3% 12.0% 12.2% 12.2% 11.8% 11.7% 12.0% 12.1%

(1) Includes product rebates and competitive discounts.

(2) Includes cash discounts, Canadian conversion, and accruals.

Slide 20

Operating Expense by Quarter

Operating Expense (1) $ in millions

2011 2012 2010 2011 2012 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Payroll & related $37.6 $38.1 $38.3 $35.5 $38.6 $38.5 $37.8 $37.7 $151.8 $149.5 $152.6 General maintenance 5.1 5.6 5.3 5.4 5.2 5.5 5.6 5.4 20.6 21.4 21.7 Fuel 3.4 4.5 4.2 3.7 4.1 4.1 3.6 3.6 12.8 15.8 15.4 Depreciation and amortization 2.9 2.6 2.6 2.4 2.3 2.2 2.1 2.0 13.3 10.5 8.6 Gain on sale of assets (7.3) (0.3) (1.2) (4.4) (0.7) (0.5) (9.2) (1.0) 0.1 (13.2) (11.4) All Other 9.7 8.9 7.9 7.9 8.8 9.5 10.4 9.0 35.9 34.4 37.7 Total $51.4 $59.4 $57.1 $50.5 $58.3 $59.3 $50.3 $56.7 $234.5 $218.4 $224.6

(1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.

Slide 21

($/mbf)
($/msf - 3/8”) $100 $150 $200 $250 $300 $350 $400 $450 20 $100 $150 $200 $250 $300 $350 $400 $450
2008Q1 08 Q1 2 2008Q2 0 08 Q2 2008Q3 200 2 8Q3 008 2 Q4 008Q4 20
2009Q1 09Q1 20 09 Q2 200 9Q2 20 2009Q3 2 09Q3 00 2
9Q 4 009 Q4 010Q1 20 10 Q1 2 2010Q2 010Q2 2010Q3 20
10Q3 20 2010Q4 10
Q42011Q1 Western SPF 2x4 #2 & Btr 2011Q12011Q2 20
11 Q22011 Lumber Price Trend 2006 - 2012 YTD 20 Plywood Price Trend 2006-2012 YTDQ3 11Q3 2011Q4 20 Southern Sheathing 15/32” 4 Ply. West Zone
20 11Q41 2
2Q 1 012Q1
2012Q2 20
12Q2 20
2012Q3 12Q3
2012Q4 2012 Q4
($/msf - 3/8”)
20 $100 $150 $200 $250 $300 $350 $400 $450
Source: Data from Random Lengths Publications, Inc., updated as of December 28, 2012 08Q1
20 Structural Products Price Trend 08Q2 2008 Q3 2008 Q420 09 Q1 2009Q2
20 09Q3 20 09Q4 20
10 Q1 2010Q2 20
10Q3 20 10 Q4 2011Q120 11Q2 20 11 Q3 20 Oriented Strand Board 7/16” North Central Zone
11 Q4 2012Q1 Oriented Strand Board Price Trend 2006 - 2012 YTD20 12Q2 20
Slide 22

12Q3 20

12 Q4

Estimated End-Use Markets

Fiscal Weight 2012

Single Family Actual Housing Starts (thousands) 39% 536

Percentage change 24.4% Industrial Production 17% 1.09

Percentage change 3.6% Residential Improvements ($ billion)* 37% 91

Percentage change 5.8% Actual Mobile Homes (thousands) 3% 58

Percentage change 11.6% Multi Family Actual Housing Starts (thousands) 4% 245

Percentage change 37.1%

Weighted End-Use Change 100% 14.1%

BXC Revenue Percentage Change

Specialty 4.3%

Structural 14.4%

Total 8.7%

BXC versus Weighted End-Use Markets

Specialty (9.8%)

Structural 0.2%

Total (5.4%)

Source: Data from Resource Information Systems, Inc. (“RISI”); weighting reflects management estimates.

* Constant fiscal 2000 dollar basis

Slide 23

Reconciliation of GAAP to Non-GAAP

BlueLinx Holdings Inc.

Unaudited Reconciliation of GAAP Debt to Non-GAAP Net Debt in millions

December 31, December 29, 2011 2012 (unaudited) (unaudited)

Revolving Credit Facilities $ 94.5 $ 171.4 Mortgage 243.2 206.0 TOTAL DEBT $ 337.7 $ 377.4 Less:Cash and Cash Equivalents (4.9) (5.2) Mortgage LCR Trap (10.0) -Net Debt $ 322.8 $ 372.2

Excess Availability $ 118.3 $ 88.0

Minimum Required $ 31.1 $ 38.2

Slide 24

Reconciliation of GAAP to Non-GAAP

BlueLinx Holdings Inc.

Unaudited Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA (1) in millions

Twelve Months Ended December 29, December 31, 2012 2011

GAAP net cash used in operating activities $ (74.3) $ (50.3)

Adjustments:

Amortization of debt issue costs (3.7) (2.9) Vacant property charges, net - 0.3 Payments on modification of lease agreement 5.9 -Gain on modification of lease agreement - 2.0 Gain from property insurance settlement 0.5 1.2 Deferred income tax benefit (provision) - -Gain from sale of certain properties 9.9 10.6 Share-based compensation (2.8) (2.0) Changes in assets and liabilities 50.0 11.4 Interest expense 28.2 30.5 Provision for income taxes 0.4 1.0

EBITDA $ 14.1 $ 1.8

EBITDA $ 14.1 $ 1.8 Gain on modification of lease agreement - (2.0) Gain from insurance settlement (0.5) (1.4) Gain from sale of certain properties (9.9) (10.6) Severance related costs - 1.4 Adjusted EBITDA $ 3.7 $ (10.8)

Improvement in Adjusted EBITDA $ 14.5

(1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.
Slide 25

www.BlueLinxco.com